   As filed with the Securities and Exchange Commission on September 1, 1999
                                                     Registration No. 333-______

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                         MICROCIDE PHARMACEUTICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                               94-3186021
    (STATE OF INCORPORATION)           (I.R.S. EMPLOYER IDENTIFICATION NO.)


                                850 MAUDE AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
   (ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                        1993 AMENDED INCENTIVE STOCK PLAN
                            1996 DIRECTOR OPTION PLAN
                        1996 EMPLOYEE STOCK PURCHASE PLAN
                            (FULL TITLE OF THE PLAN)


                                 JAMES E. RURKA
                   PRESIDENT, CHIEF EXECUTIVE OFFICER, ACTING
                      CHIEF FINANCIAL OFFICER AND DIRECTOR
                         MICROCIDE PHARMACEUTICALS, INC.
                                850 MAUDE AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043
                                 (650) 428-1550
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                                   Copies to:
                                ANTONE F. JOHNSON
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94306
                                 (650) 493-9300


=======================================================================================================
                                  CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------------------------------
                                                          PROPOSED       PROPOSED
          TITLE OF EACH CLASS                              MAXIMUM        MAXIMUM       AMOUNT OF
          TITLE OF EACH CLASS            AMOUNT           OFFERING       AGGREGATE     REGISTRATION
            OF SECURITIES TO             TO BE              PRICE        OFFERING          FEE
             BE REGISTERED           REGISTERED(1)      PER SHARE(2)       PRICE
-------------------------------------------------------------------------------------------------------
Common Stock
  $0.001 par value...............      470,000            $4.96875        $2,335,313       $649.22
=======================================================================================================

(1) The shares covered by this Registration Statement represent 470,000 shares of Common Stock which have become available for issuance under the Registrant's 1993 Amended Incentive Stock Plan, 1996 Director Option Plan and 1996 Employee Stock Purchase Plan as a result of an amendment approved by the stockholders at the Registrant's Annual Meeting held on June 24, 1999 increasing the number of shares authorized for issuance thereunder from 2,480,000 to 2,950,000.

(2) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market System on August 31, 1999.

                      STATEMENT UNDER GENERAL INSTRUCTION E
                      REGISTRATION OF ADDITIONAL SECURITIES


         Unless as noted herein, the contents of the Registrant's Form S-8 Registration Statements (File Nos. 333-11759, 333-32785 and 333-58999) are incorporated by reference into this Registration Statement.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8.  EXHIBITS.

         Exhibit
         Number           Document
         -------          --------

             5.1 Opinion of Wilson Sonsini Goodrich & Rosati, a Professional Corporation.

            23.1          Consent of Ernst & Young LLP, Independent Auditors

            23.2          Consent of Counsel (contained in Exhibit 5.1).

            24.1          Power of Attorney (see page II-3).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Microcide Pharmaceuticals, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 1st day of September, 1999.




                              MICROCIDE PHARMACEUTICALS, INC.



                              By:   /s/ James E. Rurka
                                  -----------------------------------------
                                        James E. Rurka
                                        President, Chief Executive Officer
                                        and Acting Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints James E. Rurka his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute, may do or cause to be done by virtue hereof.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                    SIGNATURE                                    TITLE                                DATE
                    ---------                                    -----                                ----

/s/ James E. Rurka                                 President, Chief Executive Officer,            September 1, 1999
---------------------------------------------      Acting Chief Financial Officer and
James E. Rurka                                     Director (Principal Executive Officer
                                                   and Principal Accounting and
                                                   Financial Officer)


/s/ John P. Walker                                 Chairman of the Board of Directors             September 1, 1999
---------------------------------------------
John P. Walker


/s/ Keith A. Bostian, Ph.D.                        Director                                       September 1, 1999
---------------------------------------------
Keith A. Bostian, Ph.D.


/s/ Daniel L. Kisner, M.D.                         Director                                       September 1, 1999
---------------------------------------------
Daniel L. Kisner, M.D.


/s/ Hugh Y. Rienhoff, Jr., M.D.                    Director                                       September 1, 1999
---------------------------------------------
Hugh Y. Rienhoff, Jr., M.D.


/s/ David Schnell, M.D.                            Director                                       September 1, 1999
---------------------------------------------
David Schnell, M.D.


/s/ Mark B. Skaletsky                              Director                                       September 1, 1999
---------------------------------------------
Mark B. Skaletsky

                                INDEX TO EXHIBITS
EXHIBIT
NUMBER                           EXHIBIT
-------                          -------

  5.1 Opinion of Wilson Sonsini Goodrich & Rosati, a Professional Corporation

 23.1          Consent of Ernst & Young LLP, Independent Auditors

 23.2          Consent of Counsel (included in Exhibit 5.1)

 24.1          Power of Attorney (see page II-3)